 Indexperts Quality Earnings Focused ETF
(Ticker: QIDX)

SUMMARY PROSPECTUS
March 1, 2026
Before you invest, you may want to review the Indexperts Quality Earnings Focused ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at https://etfpages.com/QIDX.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective
Indexperts Quality Earnings Focused ETF (the “Fund”) seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”).  Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.  These costs are not included in the fee table or expense example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%
Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell (or you hold) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Year	10 Year
$51	$160	$280	$628
Portfolio Turnover.  The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the portfolio turnover rate was 22.21%.
Principal Investment Strategies
As an actively managed exchange-traded fund (“ETF”), the Fund will not seek to replicate the performance of an index.  Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in common stocks of companies that the Funds’ investment advisor, Indexperts, LLC (the “Advisor”), believes have a consistent history of earnings stability or growth, and strong prospects for continued earnings stability and growth based on the Advisor’s research and analysis. These securities may be of any market capitalization.

The Fund will generally invest in a group of domestic equity securities selected from the components of a blend of the Indexperts Large Cap Core Growth Index, Indexperts Large Cap Core Value Index, Indexperts Mid Cap Consistent Value Index, and the Indexperts Small Cap Consistent Value Index, but the Advisor will adjust the sector allocation, style exposure, or specific securities based on market conditions in its discretion based on the factors described below.  For example, the Advisor may decide that the target allocation between the four indices should be adjusted, or a specific stock in one or both indices carries risks not captured by the security selection methodology of the indices (e.g., Merger & Acquisition risk) and exclude it from the portfolio, or that an entire industry should be excluded based factors that have broad ranging impact such as regulatory, tax or technological changes.
Target allocations may be adjusted by the Advisor based on its judgment and analysis of both broad market conditions and individual securities. This analysis considers: Federal Reserve interest rate policy; analysis of trading volume and market sentiment indicators including bid and ask volumes; recent growth or decline trends in markets, market sectors and individual securities; market averages for per share financial data based on earnings, revenues, net income and dividends and the comparison to individual securities within the indices; and other factors.
The Indexperts Large Cap Core Growth Index, Indexperts Large Cap Core Value Index, Indexperts Mid Cap Consistent Value Index, and the Indexperts Small Cap Consistent Value Index are proprietary indices. The Fund will generally seek to have 20% of the Fund’s portfolio match the components of the Indexperts Large Cap Core Growth Index, 50% of the Fund’s portfolio match the components of the Indexperts Large Cap Core Value Index, 15% of the Fund’s portfolio match the components of the Indexperts Mid Cap Consistent Value Index, and 15% of the Fund’s portfolio match the components of the Indexperts Small Cap Consistent Value Index.
The Indexperts Large Cap Core Growth Index determines its constituent securities by starting with a universe of 500 large cap stocks that meet are in the 25th percentile or greater in trading volume and average daily float of shares trading. Next, a composite growth score is calculated for each security using variables including profitability, liquidity, operating efficiency, momentum, revenue growth, earnings growth, earnings variability, and expectations of the potential for deviation from consensus forecasts based on information provided in filed financial reports and financial analyst reports. The indexing model then attempts to maximize the portfolio’s composite growth. The Indexperts Large Cap Core Growth Index is rebalanced annually and reconstituted annually.
The Indexperts Large Cap Core Value Index determines its constituent securities by starting with a universe of 500 large cap stocks that meet are in the 25th percentile or greater in trading volume and average daily float of shares trading. Next, a composite value score is calculated for each security using variables including profitability, liquidity, operating efficiency, momentum, revenue growth, earnings variability, and expectations of the potential for deviation from consensus forecasts based on information provided in filed financial reports and financial analyst reports. The indexing model then attempts to maximize the portfolio’s composite value score within the bounds of certain constraints such as turnover limits and maximum number of constituents. The Indexperts Large Cap Core Value Index is rebalanced annually and reconstituted annually.

The Indexperts Mid Cap Consistent Value Index determines its constituent securities by starting with a universe of 3000 large-, mid-, and small-cap stocks that meet are in the 25th percentile or greater in trading volume and average daily float of shares trading. Next, a composite value score is calculated for each security using variables including profitability, liquidity, operating efficiency, momentum, revenue growth, earnings variability, and expectations of the potential for deviation from consensus forecasts based on information provided in filed financial reports and financial analyst reports. The indexing model then attempts to maximize the portfolio’s composite value score within the bounds of certain constraints such as turnover limits and maximum number of constituents with preference given to stocks in the starting universe that are identified as mid-cap (defined as stocks with a market cap ranking between 501 and 1000). The Indexperts Mid Cap Consistent Value Index is rebalanced annually and reconstituted annually.
The Indexperts Small Cap Consistent Value Index determines its constituent securities by starting with a universe of 3000 large-, mid-, and small-cap stocks that meet are in the 25th percentile or greater in trading volume and average daily float of shares trading. Next, a composite value score is calculated for each security using variables including profitability, liquidity, operating efficiency, momentum, revenue growth, earnings variability, and expectations of the potential for deviation from consensus forecasts based on information provided in filed financial reports and financial analyst reports. The indexing model then attempts to maximize the portfolio’s composite value score within the bounds of certain constraints such as turnover limits and maximum number of constituents with preference given to stocks in the starting universe that are identified as small cap (defined as stocks with a market cap ranking between 1001 and 3000). The Indexperts Small Cap Consistent Value Index is rebalanced annually and reconstituted annually.
The Advisor will review the portfolio and prevailing market conditions at least monthly, or more frequently based market events.  The Advisor may buy or sell a portfolio security as part of the review, or as reconstitution and rebalancing of the underlying indices, used to inform security selection, occurs.
As an actively managed ETF that does not seek to replicate the performance of a specified index, the Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
From time to time, the Fund may focus its investments in one or more particular sectors. As of October 31, 2025, the Fund focused its investments in the Industrials and Technology sectors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing.  The loss of your money is a principal risk of investing in the Fund.  The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and ability to meet its investment objective.
Common Stock/Equity Security Risk.  Common stock holds the lowest priority in a company's capital structure, and therefore takes the largest share of the company’s risk and its accompanying volatility.  Investments in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended markets downturns, the value of common stocks will decline, which could also result in losses for the Fund.  The NAV of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, or market conditions.

Large Capitalization Risk.  Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions.  Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies.  During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
Small and Mid-Cap Securities Risk.  The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.  Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
Value Investing Risk.  A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors.  Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock.  However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.  Securities purchased by the Fund that do not realize their full economic value may reduce the Fund’s return.
Growth Stock Risk.  Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks.  The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.
Financial Institution Failure Risk.  The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management, and/or custodial financial institutions.  The failure of a bank (or banks) with which the Fund and/or its portfolio companies have a commercial relationship could adversely affect, among other things, the Fund and its portfolio companies’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.  In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.
New Fund Risk.  The Fund is newly formed and has a limited operating history as of the date of this Prospectus.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Board of Trustees determining to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

New Advisor Risk.  The Advisor has only recently begun serving as an investment advisor to ETFs.  As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor, and the Advisor may not achieve the intended result in managing the Fund.
Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  In managing the Fund’s portfolio securities, the Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s NAV will also change daily in response to such factors.
Authorized Participant Risk.  Only an authorized participant (“Authorized Participant” or “APs”) may engage in creation or redemption transactions directly with the Fund.  The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants).  Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes, such as the Fund.
ETF Structure Risks.  The Fund is structured as an ETF and as a result is subject to the certain risks, including:
o
Not Individually Redeemable.  Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.”  You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

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Trading Issues.  An active trading market for the Fund’s shares may not be developed or maintained.  Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.  There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.  If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.  Any absence of an active trading market, in turn, leads to a heightened risk of a difference between the market price of the Fund’s shares and the value of the shares, which would be reflected in a wider bid-ask spread.

o
Cash transactions.  At any time, the Fund may have investments in cash or cash equivalents.  When a portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

o
Market Price Variance Risk.  The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.  A bid-ask spread is the difference between the price quoted in the market for an immediate sale (bid) and an immediate purchase (ask) of the ETF’s shares.  There may be times when the market price and the NAV vary significantly.  This means that Shares may trade at a discount to NAV and the bid-ask spread could widen.

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In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the NAV, and the bid-ask spread could widen.

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To the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and the NAV, and the bid-ask spread could widen.

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The market price for Shares may deviate from the NAV, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Shares than the NAV, which is reflected in the bid and ask price for Shares or in the closing price.

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When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of Shares and the NAV, and the bid-ask spread could widen.

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In stressed market conditions, the market for Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio.  This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the NAV, and the bid-ask spread could widen.

Investment Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment.
All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Any real or perceived adverse economic changes, local, regional, or global events such as war, acts of terrorism, disasters, trade disputes, disputes with specific countries that could result in additional tariffs, trade barriers, and/or investment restrictions in certain securities of those countries, the spread of infectious illness or other public health issues, recessions, raising of interest rates, or other events could have a material adverse impact on the Fund or its investments. Any of these conditions can adversely affect the economic prospects of many companies, sectors, nations, regions, and the market in general, in why that cannot necessarily be foreseen. Moreover, changes in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, and portfolio liquidity, among other factors.
Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets.
Sector Risk.  The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund's investments more than the market as a whole, to the extent that the fund may, from time to time, have greater exposure to the securities of a particular issuer or issuers within the same industry or sector. Such sector-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the sector. In addition, at times, such sector may be out of favor and underperform other sectors or the market as a whole.
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Industrials companies: The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

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Technology Companies.  Companies in the technology sector are subject to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and increased competition.  For example, their products and services may not prove commercially successful or may become obsolete quickly. In addition, delays in or cancellation of the release of anticipated products or services may also affect the price of a technology company’s stock. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. The activities of these companies may also be adversely affected by changes in government regulations, worldwide technological developments or investor perception of a company and/or its products or services. The stock prices of companies operating within the technology sector may be subject to abrupt or erratic movements.

Cybersecurity Risk.  With the increased use of technologies such as the internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Fund and its service providers are therefore susceptible to cybersecurity risk.  Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines and penalties, and/or reputational damage.  The Fund and its shareholders could be negatively impacted as a result.
Early Close/Trading Halt Risk.  An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments.  In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
Performance
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns compared to that of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information on the Fund’s results can be obtained by visiting https://etfpages.com/QIDX.
Calendar Year Returns
During the periods shown in the bar chart above, the Fund’s highest quarterly return was 5.81% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was -1.94% (quarter ended December 31, 2025).

Average Annual Total Returns Period Ended December 31, 2025	Past 1 Year	Since Inception[1]
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	8.03% 7.65% 4.75%	8.03% 7.65% 4.75%
S&P 500 Index (reflects no deductions for fees and expenses)	17.88%	17.88%
1 The Fund commenced operations on December 31, 2024.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).
Management
Investment Advisor.  Indexperts, LLC, is the investment advisor to the Fund (the “Advisor”).
Portfolio Managers.  Stephen Thomas, Brandon McPherson and Alex Hill serve as co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  Messrs. Thomas, McPherson and Hill have served as the Fund’s portfolio managers since its inception in December 2024.
purchase and sale of fund shares
The Fund will issue and redeem Shares at NAV only in large blocks of shares (each block of shares called a “Creation Unit”).  Creation Units are issued and redeemed for cash and/or in-kind for securities.  Except when aggregated in Creation Units in transactions with APs, the shares are not redeemable securities of the Fund.  Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer at a market price.  Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).  An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).  Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://etfpages.com/QIDX.
tax information
Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax deferred arrangements will generally be taxed later upon withdrawal of assets from those accounts.
The Fund typically earns interest from debt securities.  These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.”  The Fund realizes capital gains or losses whenever it sells securities.  Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund, and its related companies, may pay the intermediary for the sale of Shares or related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.